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                                                                    Exhibit 21.1

                         Subsidiaries of the Registrant

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Name                                                                    State or Other Jurisdiction of Incorporation
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
700 Oakmont Venture LLC                                                                  Delaware
Advance/Cherokee Business Center LLC                                                     Delaware
Advance/Loudoun Plaza One LLC                                                            Delaware
Advance/Old Courthouse Road LLC                                                          Delaware
AE Development Group, Inc.                                                               Connecticut
AE Properties, Inc.                                                                      California
AFSC General Agency, Inc.                                                                Texas
American Equity Insurance Company                                                        Arizona
American Equity Specialty Insurance Company                                              California
Associates Insurance Company                                                             Indiana
Associates Lloyds Insurance Company                                                      Texas
Atlantic Insurance Company                                                               Texas
Auto of Hartford LLC                                                                     Delaware
BAP Investor Pine, Inc.                                                                  Delaware
Bayhill Associates                                                                       California
Bayhill Restaurant II Associates                                                         California
Capco General Agency, Inc. <IL>                                                          Illinois
Capco General Agency, Inc. <IN>                                                          Indiana
Capco General Agency, Inc. <NY>                                                          New York
Capco General Agency, Inc. <VA>                                                          Virginia
Charter Oak Services Corporation                                                         New York
Commercial Guaranty Insurance Company                                                    Delaware
Commercial Insurance Resources, Inc.                                                     Delaware
Constitution Plaza, Inc.                                                                 Connecticut
Constitution State Services LLC                                                          Delaware
Countersignature Agency, Inc.                                                            Florida
Cripple Creek Venture Partner L.P.                                                       Colorado
CT Mezzanine Partners I LLC                                                              Delaware
CT Mezzanine Partners II, L.P.                                                           Delaware
CT MP II LLC                                                                             Delaware
European GREIO/AIC Real Estate Investments LLC                                           Delaware
European GREIO/TINDC Real Estate Investments LLC                                         Delaware
Farmington Casualty Company                                                              Connecticut
First Floridian Auto and Home Insurance Company                                          Florida
First Trenton Indemnity Company                                                          New Jersey
Gatehouse Leasehold LLC                                                                  Delaware
Gillingham & Associates Inc.                                                             Colorado
GREIO Al-Soor Realty L.P.                                                                Delaware
GREIO Islamic Debt LLC                                                                   Delaware
GREIO Islamic Equity LLC                                                                 Delaware
GREIO Islamic GP LLC                                                                     Delaware
Gulf Brokerage Services, Inc.                                                            Delaware
Gulf Group Lloyds                                                                        Texas
Gulf Insurance Company                                                                   Connecticut
Gulf Insurance Company U.K. Limited                                                      England
Gulf Insurance Holdings UK Limited                                                       England
Gulf Marketing Services, Inc.                                                            Delaware
Gulf Risk Services, Inc.                                                                 Delaware
Gulf Underwriters Insurance Company                                                      Connecticut
Gulf Underwriting Holdings Limited                                                       London, England
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Name                                                                    State or Other Jurisdiction of Incorporation
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
Gulf Underwriting Limited                                                                London, England
Industry Land Development Company                                                        California
Industry Partners                                                                        California
Jupiter Holdings, Inc.                                                                   Minnesota
Lakes at Welleby Investors LLC                                                           Delaware
Mendakota Insurance Company                                                              Minnesota
Mendota Insurance Agency, Inc.                                                           Texas
Mendota Insurance Company                                                                Minnesota
Midkiff Development Drilling Program, L.P.                                               Texas
Northfield Insurance Company                                                             Missouri
Northland Casualty Company                                                               Minnesota
Northland Insurance Company                                                              Minnesota
Northland Risk Management Services, Inc.                                                 Minnesota
Park Knoll Leasehold LLC                                                                 Delaware
Phoenix UK Investments, LLC                                                              Delaware
Ponderosa Homes                                                                          Connecticut
Pratt Street, L.P.                                                                       Connecticut
Red Oak Insurance Company                                                                New Jersey
Riverside Corporate Center Owners Associates (Land Owners)                               Virginia
Salomon Smith Barney Private Selection Fund I, LLC                                       New York
Secure Affinity Agency, Inc.                                                             Delaware
Select Insurance Company                                                                 Texas
Sharq Property/Islamic Debt Partnership                                                  Delaware
SSB Private Selections, LLC                                                              Delaware
Standard Fire UK Investments, LLC                                                        Delaware
Stichting TST Dutch Foundation                                                           The Netherlands
TCS European Investments Inc.                                                            Connecticut
TCS International Investments Ltd.                                                       Cayman Is.
TCSC RE Investments Inc.                                                                 Connecticut
The Automobile Insurance Company of Hartford, Connecticut                                Connecticut
The Charter Oak Fire Insurance Company                                                   Connecticut
The Northland Company                                                                    Minnesota
The Outdoorsman Agency, Inc.                                                             South Carolina
The Phoenix Insurance Company                                                            Connecticut
The Premier Insurance Company of Massachusetts                                           Massachusetts
The Standard Fire Insurance Company                                                      Connecticut
The Travelers Asset Funding Corporation                                                  Connecticut
The Travelers Home and Marine Insurance Company                                          Connecticut
The Travelers Indemnity Company                                                          Connecticut
The Travelers Indemnity Company of America                                               Connecticut
The Travelers Indemnity Company of Connecticut                                           Connecticut
The Travelers Indemnity Company of Illinois                                              Illinois
The Travelers Lloyds Insurance Company                                                   Texas
The Travelers Marine Corporation                                                         California
TI Home Mortgage Brokerage, Inc.                                                         Delaware
TIMCO ALPHA I, LLC                                                                       Connecticut
TINDY RE Investments Inc.                                                                Connecticut
Tishman Speyer/Travelers Associates IV, L.L.C.                                           Delaware
Tishman Speyer/Travelers Associates V (Domestic), L.L.C.                                 Delaware
Tishman Speyer/Travelers International Real Estate Venture V, C.V.                       The Netherlands
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Name                                                                    State or Other Jurisdiction of Incorporation
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
Tishman Speyer/Travelers International Real Estate Venture V, L.P.                       Delaware
Tishman Speyer/Travelers Real Estate Venture IV, L.L.C.                                  Delaware
Tishman Speyer/Travelers U.S. Real Estate Venture V, L.P.                                Delaware
TPC Investments Inc.                                                                     Connecticut
TPC UK Investments LLC                                                                   Delaware
TravCo Insurance Company                                                                 Connecticut
Travelers (Bermuda) Limited                                                              Bermuda
Travelers Alpha Holdings, Inc.                                                           Connecticut
Travelers Alternative Strategies, Inc.                                                   Connecticut
Travelers Bond Investments, Inc.                                                         Connecticut
Travelers Canada Corporation                                                             Canada
Travelers Casualty & Surety Company of Canada                                            Canada
Travelers Casualty and Surety Company                                                    Connecticut
Travelers Casualty and Surety Company of America                                         Connecticut
Travelers Casualty and Surety Company of Illinois                                        Illinois
Travelers Casualty Company of Connecticut                                                Connecticut
Travelers Casualty UK Investments, LLC                                                   Connecticut
Travelers Commercial Casualty Company                                                    Connecticut
Travelers Commercial Insurance Company                                                   Connecticut
Travelers European Fund Advisor LLC                                                      Delaware
Travelers European Real Estate Investments I, LLC                                        Delaware
Travelers Excess and Surplus Lines Company                                               Connecticut
Travelers Foreign Bond Partnership                                                       Connecticut
Travelers General Agency of Hawaii, Inc.                                                 Hawaii
Travelers General Real Estate Mezzanine Investments II, LLC                              Delaware
Travelers Indemnity U.K. Investments LLC                                                 Connecticut
Travelers Information Services Inc.                                                      Connecticut
Travelers Insurance Group Holdings Inc.                                                  Delaware
Travelers Limited Real Estate Mezzanine Investments I, LLC                               Delaware
Travelers Limited Real Estate Mezzanine Investments II, LLC                              Delaware
Travelers Lloyds of Texas Insurance Company                                              Texas
Travelers Medical Management Services Inc.                                               Delaware
Travelers MGA, Inc.                                                                      Texas
Travelers Oakmont Lane, LLC                                                              Delaware
Travelers Opportunity Fund I, LLC                                                        Delaware
Travelers Opportunity Fund II, LLC                                                       Delaware
Travelers Opportunity Fund IV Associates, L.L.C.                                         Delaware
Travelers Opportunity Fund IV, L.L.C.                                                    Delaware
Travelers Opportunity Fund V (Domestic), L.L.C.                                          Delaware
Travelers Opportunity Fund V (International), L.L.C.                                     Delaware
Travelers Opportunity Fund V Associates (Domestic), L.L.C.                               Delaware
Travelers Opportunity Fund V Associates (International), L.L.C.                          Delaware
Travelers P&C Capital I                                                                  Delaware
Travelers P&C Capital II                                                                 Delaware
Travelers P&C Capital III                                                                Delaware
Travelers Personal Security Insurance Company                                            Connecticut
Travelers Property Casualty Corp. (now known as Travelers Insurance
Group Holdings Inc.)                                                                     Delaware
Travelers Property Casualty Insurance Company                                            Connecticut
Travelers Property Casualty Insurance Company of Illinois                                Illinois
Travelers Specialty Property Casualty Company, Inc.                                      Connecticut
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Name                                                                    State or Other Jurisdiction of Incorporation
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
Travelers Tribeca Investments, Inc.                                                      New York
Tribeca Investments, L.L.C.                                                              Delaware
Triple T Brentwood, L.L.C.                                                               Delaware
Triple T Diamond Gateway LLC                                                             Connecticut
TST 525 West Monroe, LLC                                                                 Delaware
TST International Fund V CV, GP, LLC                                                     Delaware
TST International Fund V, GP, LLC                                                        Delaware
TST Mountain Bay, LLC                                                                    Delaware
Urban Diversified Properties, Inc.                                                       Connecticut
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